SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C.   20549

	FORM 8-K

 CURRENT REPORT


Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     March 30, 2000




                       BALDWIN TECHNOLOGY COMPANY, INC.
	(Exact name of registrant as specified in its charter)




    Delaware     	     1-9334  			   13-3258160
(State or other   		(Commission		  (I.R.S Employer
 jurisdiction of     File Number)   Identification No.)
 incorporation)



One Norwalk West, 40 Richards Avenue, Norwalk, Connecticut 06854
(Address of principal executive offices)		   	(Zip Code)




Registrant's telephone number, including area code:     203-838-7470




(Former name, former address and former fiscal year, if changed since last report.)






Item 5.  Other Events

On March 30, 2000, Baldwin Technology Company, Inc. (the "Company") issued a press release announcing a corporate restructuring plan designed to reduce the Company's worldwide cost base and strengthen its competitive position as a leading global supplier of auxiliary equipment to the printing and publishing industry.



Item 7.  Financial Statements and Exhibits

(c)  Exhibits

  99.1 Press release of Baldwin Technology Company, Inc. issued March 30, 2000: Baldwin Announces Corporate Restructuring Plan.





	SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





	BALDWIN TECHNOLOGY COMPANY, INC.



BY  s\ James M. Rutledge
    Vice President, Chief Financial
    Officer and Treasurer

Dated:	April 7, 2000















                                 Exhibit Index

 Exhibit No.

   99.1	        Press release of Baldwin Technology Company, Inc. issued March
                30, 2000: Baldwin Announces Corporate Restructuring Plan.





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